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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                                       FORM 8-K

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)         MAY 27, 1997
                                                 ------------------------------


                              SUN HEALTHCARE GROUP, INC.
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                (Exact name of registrant as specified in its charter)



DELAWARE                               1-12040                        85-041062
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


  101 SUN LANE, N.E., ALBUQUERQUE, NEW MEXICO                             87109
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code         (505) 821-3355
                                                  ------------------------------

                                    NOT APPLICABLE
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

    On May 27, 1997, Sun Healthcare Group, Inc. ("Sun") entered into an amendment (the "Amendment") to the Agreement and Plan of Merger and Reorganization, dated as of February 17, 1997 (the "Merger Agreement"), by and among Sun, Retirement Care Associates, Inc., a Colorado corporation ("RCA") and Peach Acquisition Corporation, a Colorado corporation and a wholly-owned subsidiary of Sun ("Merger Sub"), pursuant to which Merger Agreement Merger Sub will be merged (the "Merger") with and into RCA.

    The Amendment changes the exchange ratio provided for in the Merger Agreement such that RCA shareholders will now receive 0.68265 shares instead of 0.6625 shares of Sun common stock for each share of RCA common stock owned by them on the effective date of the Merger. The Amendment also
(i) eliminated a provision in the RCA Merger Agreement which granted to Christopher F. Brogdon, Connie Brogdon, Edward E. Lane, Darrell C. Tucker and Winter Haven Homes, Inc. an option to purchase the shares of In-House Rehab Corporation (formerly known as Perennial Development Corporation) (``In-House'') owned by RCA at a negotiated price not to exceed the book value thereof; (ii) prohibits Sun from selling the shares of In-House owned by RCA, subject to certain exceptions, or acquiring additional shares of capital stock of In-House, for a period of 24 months following the effective time of the Merger and requires Sun to vote such shares for the election of director candidates with In-House's management; and (iii) added to the RCA Merger Agreement additional representations and warranties and covenants related to the accounts receivable and accounts payable of RCA.

    Following the execution of the Amendment, Sun and RCA filed with the Securities and Exchange Commission (the "SEC"), on a confidential basis, a preliminary proxy statement with respect to the Merger, and Sun and Contour Medical, Inc. ("Contour") filed with the SEC, on a confidential basis, a preliminary information statement with respect to the proposed merger of a wholly-owned subsidiary of Sun with and into Contour.

    The Merger is subject to approval by the shareholders of both companies and will be considered at separate meetings now anticipated to occur in the third quarter of 1997. The Merger remains subject to other customary conditions. The Merger will be effective promptly following shareholder approval, assuming satisfaction of the other conditions to the Merger.

    The foregoing description is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


    (c)  EXHIBITS

         2.1 Amendment No. 1 to the Agreement and Plan of Merger and Reorganization dated as of February 17, 1997 among Sun Healthcare Group, Inc., Retirement Care Associates, Inc. and Peach Acquisition Corporation.

         99.1 Press Release

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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             SUN HEALTHCARE GROUP, INC.


                             By:  /s/ Robert D. Woltil
                                -------------------------------------------
                             Name:     Robert D. Woltil
                             Title:    Senior Vice President for Financial
                                       Services and Chief Financial Officer


Dated:  May 29, 1997

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                                  INDEX TO EXHIBITS


DOCUMENT NO.  DOCUMENT                           SEQUENTIALLY NUMBERED PAGE

2.1           Amendment No. 1 to the
              Agreement and Plan of Merger
              and Reorganization dated as
              of February 17, 1997 among Sun
              Healthcare Group, Inc.,
              Retirement Care Associates, Inc.
              and Peach Acquisition Corporation.

99.1          Press Release